UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 26, 2024

HALL OF FAME RESORT & ENTERTAINMENT COMPANY

(Exact name of registrant as specified in its charter)

Delaware	001-38363	84-3235695
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2014 Champions Gateway, Suite 100

Canton, OH 44708

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (330) 458-9176

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	HOFV	Nasdaq Capital Market
Warrants to purchase 0.064578 shares of Common Stock	HOFVW	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.02 Termination of a Material Definitive Agreement.

On October 26, 2024, HOF Village Waterpark, LLC (“Tenant”), a subsidiary of Hall of Fame Resort & Entertainment Company (the “Company”), received from HFAKOH001 LLC (“Landlord”) a notice of termination due to event of default (the “Notice”) under the waterpark ground lease agreement, dated as of November 7, 2022, between Tenant and Landlord, as amended on February 23, 2024, February 29, 2024 and May 10, 2024 (as so amended, the “Waterpark Ground Lease”). Under the Waterpark Ground Lease, the Landlord’s termination requires that Tenant immediately surrender the waterpark premises under such lease to the Landlord and any improvements thereto (including the construction of new buildings thereon) with all fixtures appurtenant thereto.

The default identified in the Notice is a payment default under the Waterpark Ground Lease. The Landlord had agreed to forbear exercising remedies for the payment default until October 25, 2024. As of October 31, 2024, Tenant had not remedied the payment default. The outstanding principal balance of unpaid base rent under the Waterpark Ground Lease (inclusive of default interest and late fees accrued up to the date of termination) is approximately $2,600,000.

In addition to unpaid rent, the Waterpark Ground Lease provides that Landlord is entitled to recover the following as damages: (i) the amount by which the unpaid rent for what would have been the remaining term of the Waterpark Ground Lease exceeds the then fair market rental value of the waterpark premises, both discounted to present value, plus (ii) any damages, including without limitation reasonable attorneys’ fees and court costs, which Landlord sustains as a result of the breach of the covenants of the Waterpark Ground Lease other than for the payment of rent, in each case plus interest.

The Notice states that Landlord retains the absolute and unconditional right to pursue any and all remedies available under the Waterpark Ground Lease and related security agreements and applicable law, concurrently or consecutively, at Landlord’s sole discretion. The Company’s subsidiary HOF Village Newco, LLC (“Guarantor”) guaranteed Tenant’s obligations under the Waterpark Ground Lease pursuant to a limited recourse guaranty dated as of November 7, 2022. The security agreements and collateral that support Tenant and Guarantor’s obligations under the Waterpark Ground Lease consist of the following:

●	Tom Benson Hall of Fame Stadium. Guarantor pledged and granted in favor of Landlord 100% of its membership interests in HOF Village Stadium, LLC (“HOFV Stadium”) and certain related security interests under a Pledge and Security Agreement dated as of November 7, 2022. HOFV Stadium granted Landlord a security interest in HOFV Stadium’s leasehold interest in the Tom Benson Hall of Fame Stadium and certain related security interests, pursuant to an Open-End Leasehold Mortgage, Assignment of Lease and Rents, Security Agreement and Fixture Filing dated as of December 27, 2022.

●	20% Interest in ForeverLawn Sports Complex. Guarantor pledged and granted in favor of landlord its 20% interest in the ForeverLawn Sports complex that is held in a joint venture with Sandlot Facilities, LLC, and certain related security interests, pursuant to a Pledge and Security Agreement dated as of February 23, 2024.

●	Real Estate Adjacent to Hall of Fame Village. Guarantor granted Landlord a security interest in ten undeveloped residential real estate parcels and four commercial real estate parcels owned by Guarantor located adjacent to Hall of Fame Village and certain related security interests, pursuant to an Open-End Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing dated as of February 29, 2024.

The exercise of certain remedies by Landlord would be expected to have a material adverse effect on the liquidity, financial condition, and results of operations of the Company.

The discussion of the Waterpark Ground Lease above is qualified by reference to a copy of such agreement filed as Exhibit 10.2 to the Company’s Form 8-K filed with U.S. Securities and Exchange Commission (the “SEC”) on November 9, 2022, which is incorporated herein.

In the absence of additional sources of liquidity, the Company’s existing cash and cash equivalents and anticipated cash flows from operations are not sufficient to meet the Company’s current operating and liquidity needs. The Company’s special committee made up of independent, disinterested directors is continuing discussions with IRG Canton Village Member, LLC (“IRG”), an affiliate of our director Stuart Lichter, regarding its previously disclosed non-binding proposal to take the company private.

Cautionary Note Concerning Forward-Looking Statements

Certain statements made in this Form 8-K are “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words and phrases such as “may,” “until,” “future,” “will,” “would,” “anticipated,” “potential” and other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements are not guarantees of future performance, conditions, or results, and involve a number of known and unknown risks, uncertainties, assumptions, and other important factors, many of which are outside the Company’s control, which could cause actual results or outcomes to differ materially from those discussed in the forward-looking statements. Important factors that may affect actual results or outcomes include, among others, the Company’s ability to secure additional sources of liquidity; remedies pursued by Landlord for the event of default under the Waterpark Ground Lease; defaults under material agreements; the status of negotiations regarding IRG’s non-binding proposal to take the Company private; potential litigation involving the Company, including any proceedings, demands, actions, lawsuits and other claims that potentially could be made by the Company’s creditors and securityholders; the Company’s ability to execute its business plan and meet its projections; changes in applicable laws or regulations; general economic and market conditions impacting demand for the Company’s products and services, and in particular economic and market conditions in the resort and entertainment industry; the inability to maintain the listing of the Company’s shares on Nasdaq; and those risks and uncertainties discussed from time to time in our reports and other public filings with the SEC. The Company disclaims any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Document
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HALL OF FAME RESORT & ENTERTAINMENT COMPANY

	By:	/s/ Michael Crawford
Name: Michael Crawford
Title: President and Chief Executive Officer

Dated: October 31, 2024

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